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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                   FORM 8 - K


                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)

                     of the Securities Exchange Act of 1934

                         DATE OF REPORT: MARCH 28, 2002

                        (Date of earliest event reported)



                              ELITE LOGISTICS, INC
             (Exact name of registrant as specified in its charter)

          IDAHO                     0-29825                    91-0843203
          -----                     -------                    ----------
        (State of                 (Commission                (IRS Employer
     incorporation)               File Number)            Identification No.)


            1201 NORTH AVENUE H, FREEPORT, TX                     77541
            ----------------------------------                    -----
         (Address of principal executive offices)               (Zip Code)

                                 (979) 230-0222
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 5.           OTHER EVENTS

         5.1 Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of Elite Logistic, Inc.'s announcement regarding the appointment of Stephen M. Harris as Chief Executive Officer of Elite Logistics, Inc., as presented in a press release of MARCH 11, 2002.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

    (a) & (b)     NONE

         (c)      EXHIBITS

         99.1 Press release of March 11, 2002, with an announcement regarding the appointment of Stephen M. Harris as CEO of Elite Logistics, Inc.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       ELITE LOGISTICS, INC.
                                                       (Registrant)

Date: March 28, 2002                            By:  /s/ Joseph Smith
                                                     -----------------
                                                       Joseph Smith
                                                       Chairman



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                                INDEX TO EXHIBITS

         EXHIBIT
         NUMBER                       DESCRIPTION
         -------                      -----------
         99.1     Press release of March 11, 2002, with an announcement
                  regarding the appointment of Stephen M. Harris as Chief
                  Executive Officer of Elite Logistics, Inc.